Intangible assets	12 Months Ended
Dec. 31, 2022
Intangible assets
Intangible assets

14. Intangible assets

Goodwill

Goodwill arising on consolidation represents the excess of the fair value of the consideration transferred over the fair value of the Group’s share of the identifiable assets and liabilities of the acquired subsidiaries at the date of acquisition. Goodwill is not subject to amortisation but is tested annually for impairment, or more frequently where indicators of impairment exist and is carried at cost less any accumulated impairment losses.

For the purpose of impairment testing, assets are grouped in cash generating units (CGUs). A CGU is identified as the lowest aggregation of assets that generate largely independent cash inflows, and which is looked at by management for monitoring and managing the business.

If the recoverable amount of the CGU is less than the carrying amount, an impairment loss is allocated first to reduce the carrying amount of any goodwill allocated to the CGU and then to the other assets of the CGU pro rata on the basis of the carrying amount of each asset in the CGU. Any impairment loss is immediately recognised in the consolidated income statement and an impairment loss recognised for goodwill is not subsequently reversed.

The recoverable amount is the higher of fair value less costs of disposal and value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset for which the estimates of future cash flows have not been adjusted.

Management prepares formal three-year cash flow forecasts for the Group’s CGUs, which are the basis for the value in use calculations.

On disposal, the attributable amount of goodwill is included in the determination of the gain or loss on disposal.

Other intangibles

Intangible assets are recognised when they are identifiable, the Group controls the asset, it is probable that future economic benefits attributed to the asset will flow to the Group and the cost of the asset can be reliably measured.

Separately purchased brands are initially measured at cost, being the purchase price as at the date of acquisition. Acquired brands are valued independently and recognised at fair value when the Group completes a business combination from third parties, where brands have a value which is substantial and long-term and where the brands either are contractual or legal in nature or can be sold separately from the rest of the businesses acquired. The determination of the fair values of the separately identified intangibles is based, to a considerable extent, on management’s judgement. Brands are amortised over their estimated useful lives of up to 20 years, except where it is considered that the useful economic life is indefinite.

Indefinite life brands mainly comprise trademarks and brands for which there is no foreseeable limit to the period over which they are expected to generate net cash inflows. These are considered to have an indefinite life, given the strength and durability of the brands and the level of advertising and promotion support. These brands are in relatively similar, stable and profitable market sectors, with similar risk profiles, and their size, diversification and market shares mean that the risk of market-related factors causing a reduction in the lives of the brands is considered to be relatively low. The Group is not aware of any material legal, regulatory, contractual, competitive, economic or other factors which could limit their useful lives. Accordingly, they are not amortised.

Intangible assets are stated at cost less provisions for amortisation and impairments. Licences, patents, know-how and marketing rights separately acquired or acquired as part of a business combination are amortised over their estimated useful lives, generally not exceeding 20 years, using the straight-line basis from the time they are available for use. The estimated useful lives for determining the amortisation charge consider patent lives, where applicable, as well as the value obtained from periods of non-exclusivity. Asset lives are reviewed and, where appropriate, adjusted annually.

Any development costs incurred by the Group and associated with acquired licences, patents, know-how or marketing rights are written off to the income statement when incurred.

The costs of acquiring and developing computer software for internal use and internet sites for external use are capitalised as intangible fixed assets where the software or site supports a significant business system and the expenditure leads to the creation of an asset. Enterprise Resource Planning (ERP) systems software is amortised over 7-10 years and other computer software over 3-5 years.

The carrying values of all non-current assets are reviewed for impairment, either on a standalone basis or as part of a larger CGU, when there is an indication that the assets might be impaired. Additionally, intangible assets with indefinite useful lives and intangible assets which are not yet available for use are tested for impairment annually. Any provision for impairment is charged to the income statement. If the recoverable amount of an intangible is less than the carrying amount, an impairment loss is recognised in the income statement. The recoverable amount is the higher of fair value less costs of disposal and value in use. Impairment losses are only reversed if there has been a change in estimates used to determine recoverable amounts and only to the extent that the revised recoverable amounts do not exceed the carrying values that would have existed, net of amortisation, had no impairments been recognised.

Intangible assets

	Goodwill £m	Indefinite life brands £m	Amortised brands, licences and patents £m	Computer software £m	Total £m
Cost at 1 January 2021	8,265	18,312	712	429	27,718
Exchange adjustments	(19)	65	(2)	(3)	41
Additions	–	–	7	66	73
Disposals and write-offs	–	–	(23)	(20)	(43)
Reclassifications	–	(9)	9	–	–
Transfer to assets held for sale	–	(43)	(6)	–	(49)
Cost at 31 December 2021	8,246	18,325	697	472	27,740
Exchange adjustments	150	1,090	(3)	14	1,251
Additions	–	178	3	21	202
Disposals and write-offs	–	(122)	(23)	(6)	(151)
Reclassifications	–	–	–	54	54
Transfer to assets held for sale	–	(6)	–	–	(6)
Cost at 31 December 2022	8,396	19,465	674	555	29,090

Amortisation at 1 January 2021	–	–	(160)	(168)	(328)
Exchange adjustments	–	–	1	–	1
Charge for the period	–	–	(40)	(54)	(94)
Disposals and write-offs	–	–	–	3	3
Transfer to assets held for sale	–	–	2	–	2
Amortisation at 31 December 2021	–	–	(197)	(219)	(416)
Exchange adjustments	–	–	(12)	(3)	(15)
Charge for the period	–	–	(43)	(64)	(107)
Disposals and write-offs	–	–	23	5	28
Amortisation at 31 December 2022	–	–	(229)	(281)	(510)

Impairment at 1 January 2021	–	(158)	(11)	(3)	(172)
Exchange adjustments	–	–	–	–	–
Impairment losses	–	–	(12)	(8)	(20)
Reversal of impairment losses	–	36	–	–	36
Transfer to assets held for sale	–	–	23	4	27
Impairment at 31 December 2021	–	(122)	–	(7)	(129)
Exchange adjustments	–	(3)	–	–	(3)
Impairment losses	–	(129)	–	(6)	(135)
Disposals and write-offs	–	122	–	1	123
Impairment at 31 December 2022	–	(132)	–	(12)	(144)

Amortisation and impairment at 31 December 2021	–	(122)	(197)	(226)	(545)
Amortisation and impairment at 31 December 2022	–	(132)	(229)	(293)	(654)

Net book value at 31 December 2021	8,246	18,203	500	246	27,195
Net book value at 31 December 2022	8,396	19,333	445	262	28,436

The net book value of computer software included £133m (2021: £130m) of internally generated costs. During the year ended 31 December 2022, additions to indefinite life brands included £174m of non-cash purchases which were settled by offsetting a liability owed to the Group by GSK.

Goodwill impairment

Goodwill mainly arose from the Novartis Transaction in 2015 (£2.6bn) and the Pfizer Transaction in 2019 (£5.6bn).

Goodwill is allocated to the Group’s CGUs as follows:

	2022 £m	2021 £m
APAC	2,164	2,127
EMEA and LatAm	2,955	2,902
North America	3,277	3,217
Net book value at 31 December	8,396	8,246

The recoverable amounts of the CGUs are assessed using a value in use model (2021: fair value less costs to sell). Value in use is calculated using a discounted cash flow approach, with a pre-tax discount rate applied to the projected risk-adjusted pre-tax cash flows and terminal value. The Group has stress tested the future cash flows for the potential impact of climate change and concluded that there is sufficient headroom.

The discount rate used is based on the pre-tax weighted average cost of capital (WACC) of the CGUs. The discount rates are specific to each CGU and are determined based on the cost of capital, including a market premium and country specific political risk premiums.

Details relating to the discounted cash flow model used in the impairment tests of the APAC, EMEA and LatAm, and North America CGUs are as follows:

Valuation basis	Value in use
Key assumptions	Sales growth rates
Profit margins
Terminal growth rates
Discount rates
Taxation rates
Determination of assumptions	Growth rates are internal forecasts based on both internal and external market information.
Margins reflect past experience, adjusted for expected changes.
Terminal growth rates based on the weighted average calculation of the lower of internal projections and external forecasts of the relevant markets.
Discount rates based on the Group WACC, adjusted where appropriate.
Taxation rates based on appropriate rates for each CGU.

Period of specific projected cash flows	Five years
Terminal growth rates		2022	2021
	APAC	3.3% p.a.	4.5% p.a.
	EMEA and LatAm	3.3% p.a.	3.5% p.a.
	North America	2.4% p.a.	2.5% p.a.
Discount rates (pre-tax)		2022	2021
	APAC	9.3%	7.5%
	EMEA and LatAm	11.9%	8.8%
	North America	8.0%	7.0%

The terminal growth rate does not exceed the long-term projected growth rate for the Group. Goodwill is monitored for impairment at individual CGU level. In each case the valuation indicated substantial headroom such that it is remote that a reasonably possible change to key assumptions would result in an impairment of goodwill.

Indefinite life brands and amortised brands impairment

Indefinite life brands comprise a portfolio of consumer health products. The net book value of the major brands are as follows:

	2022 £m	2021 £m
Advil	3,707	3,362
Voltaren	2,725	2,725
Centrum	1,943	1,828
Caltrate	1,811	1,731
Otrivin	1,385	1,385
Robitussin	1,239	1,126
Preparation H	1,164	1,152
Nexium	743	670
Fenistil	598	598
ChapStick	575	521
Emergen-C	490	439
Theraflu	452	436
Panadol	395	395
Sensodyne	291	270
Nicotinell	246	246
Excedrin	196	177
Polident	134	114
Biotene	130	121
Vitasprint	120	117
Corega	118	102
Other brands	871	688
Total	19,333	18,203

The Group tests all its indefinite life brands for impairment by applying a fair value less costs to sell model using post-tax cash flow forecasts over a period of 10 years with a terminal value calculation. All brands were tested for impairment using brand specific assumptions which included a discount rate equal to the Group’s post-tax WACC of 7.0% (6.0% for 2021 and 2020) adjusted where appropriate for country and currency risks. This valuation methodology uses significant inputs which are not based on observable market data, and therefore this valuation technique is classified as level 3 of the fair value hierarchy. In addition to the discount rate, the main assumptions include future sales price and volume growth, product contribution and the future expenditure required to maintain the product’s marketability and registration in the relevant jurisdictions. These assumptions are based on past experience and are reviewed as part of management’s budgeting and strategic planning cycle. The terminal growth rates applied of between zero and 3% (2021: -3% and 3%) are management’s estimates which align with those of market participants’ estimate of future long-term average growth rates for the relevant markets. The Group has stress tested the future cash flows for the potential impact of climate change and concluded that there is sufficient headroom.

In 2022, the Group recorded an impairment charge of £111m for Preparation H since the carrying value of the brand was higher than the recoverable amount. The decrease in recoverable amount was mainly driven by an increase in the discount rate applied to the forecasted future cash flows from 6% to 6.75%. If the discount rate for Preparation H had been 0.25% higher or the revenue growth rate, including long term growth rate, had been 0.25% lower than management’s estimates respectively, the Group would have had to recognise a further impairment of £70m or £75m respectively.

The Group’s operations and presence in Russia and Ukraine is limited as these markets combined accounted for less than 3% of the Group’s revenue in 2022. The Group fully impaired Solpadeine, a brand primarily sold in Ukraine, and recognised an impairment charge of £18m.

In addition, Robitussin, which was sensitive to reasonably possible changes in key assumptions in 2021, continues to be sensitive in 2022. Although the brand has recovered from the lower cold and flu incidence resulting from COVID-19 social distancing measures from previous years, the discount rate has increased in the year causing the brand’s headroom to continue to be low at approximately 15% of its carrying value. The only reasonably possible change in key assumptions that would make the recoverable amount of Robitussin be equal or less than the carrying value would be to increase the discount rate of 6.75% by 0.6%.

In 2021, Robitussin and Preparation H were affected by lower cold and flu incidence resulting from the COVID-19 social distancing measures and by supply chain issues respectively which resulted in a reduced level of headroom. Robitussin and Preparation H had headroom of approximately 15% and 4% of their carrying amounts respectively. The Group performed a sensitivity analysis based on changes in key assumptions leaving all other assumptions unchanged as it was considered reasonably possible that a reasonable change in key assumptions could result in an impairment charge. The Group determined at the time that in order for the recoverable amounts to be equal to the carrying values of Robitussin and Preparation H, either the discount rate would have to be increased by 0.5% and 0.1%, or the long-term growth rate decreased by 0.7% and 0.2% respectively.

Other than as disclosed above, management do not consider that any reasonably possible changes in the key assumptions would cause the fair value less costs to sell of the individually significant brands disclosed above to fall below their carrying values.

For 2021, the income statement charge for net impairment losses includes impairments of Zyrtec, Treely and capitalised costs for a discontinued research and development project, netted off by reversal of impairments in relation to Alvedon, Abreva and Solpadeine.

For 2020, the income statement charge for net impairment losses mainly includes impairments of Zyrtec, capitalised costs for a discontinued oral care project and a discontinued pain relief device, netted off by reversal of impairments in relation to Transderm Scop.

Certain assets were transferred from intangible assets to assets held for sale and subsequently disposed of during the year. There were no assets and liabilities held for sale remaining as at 31 December 2022.

	Amortisation		Net impairment losses/(reversals)
	2022 £m	2021 £m	2022 £m	2021 £m
Cost of sales	61	57	129	(32)
Selling, general and administration	46	37	6	8
Research and development	–	–	–	8
Total	107	94	135	(16)